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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------

     Each of the undersigned Directors and Officers of CHAMPION INTERNATIONAL CORPORATION (the "Company"), which intends to file a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, registering nonconvertible, unsecured debt securities, hereby constitutes and appoints LAWRENCE A. FOX, MARVIN H. GINSKY and ANDREW C. SIGLER his or her true and lawful attorneys-in-fact and agents, each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and other documents relating thereto, and to file such Registration Statement and such amendments with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 21st day of September, 1995.


ANDREW C. SIGLER                        KENWOOD C. NICHOLS
--------------------------------        -----------------------------------
Andrew C. Sigler                        Kenwood C. Nichols
Chairman of the Board, Chief            Vice Chairman and Director
Executive Officer, and Director         (Principal Accounting Officer)
(Principal Executive Officer)


                                        FRANK KNEISEL
                                        -----------------------------------
                                        Frank Kneisel
                                        Senior Vice President - Finance
                                        (Principal Financial Officer)
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ROBERT A. CHARPIE                       H. BARCLAY MORLEY
--------------------------------        -----------------------------------
Robert A. Charpie, Director             H. Barclay Morley, Director



ALICE F. EMERSON                        LAWRENCE G. RAWL
--------------------------------        -----------------------------------
Alice F. Emerson, Director              Lawrence G. Rawl, Director



                                        WALTER V. SHIPLEY
--------------------------------        -----------------------------------
Allan E. Gotlieb, Director              Walter V. Shipley, Director



L. C. HEIST                             JAMES S. TISCH
--------------------------------        -----------------------------------
L. C. Heist, Director                   James S. Tisch, Director



SYBIL C. MOBLEY                         RICHARD E. WALTON
--------------------------------        -----------------------------------
Sybil C. Mobley, Director               Richard E. Walton, Director



                                       JOHN L. WEINBERG
                                       --------------------------------------
                                       John L. Weinberg, Director